Exhibit Index at Page 3


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):     January 18, 2001


                               GENESEE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


   NEW YORK                                 0-1653             16-0445920
(State or other Jurisdiction                (Commission      (IRS Employer
of Incorporation)                           File Number)   Identification No.)


 445 St. Paul Street, Rochester, New York                       14605
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:       (716) 546-1030


Item 5.    Other Events.

           Genesee Corporation issued a news release on January 18, 2001, which is filed with this report as Exhibit 99.


Item 7.    Exhibits.

           An exhibit filed with this report is identified in the Exhibit Index at Page 3.


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                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Genesee Corporation


Date: January 19, 2001                 By      /s/ Mark W. Leunig
                                   Mark W. Leunig, Sr. Vice President and Chief
                                               Administrative Officer







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                                  EXHIBIT INDEX

                                                                     Page
Exhibit 99               News Release Dated January 18, 2001           4







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                                                          Exhibit 99

FOR IMMEDIATE RELEASE                              CONTACT:  Mark W.Leunig
                                              Director  of  Investor Relations
                                                      (716) 263-9440


          Genesee Corporation Declares Partial Liquidating Distribution


         ROCHESTER, NEW YORK, January 18, 2001 - The Board of Directors of Genesee Corporation (NASDAQ/NMS: GENBB) today declared a partial liquidating distribution of $7.50 per share, payable on March 1, 2001 to Class A and Class B shareholders of record on February 20, 2001. The partial liquidating distribution announced today is the first of what is expected to be a series of liquidating distributions pursuant to the plan of liquidation and dissolution approved by the Corporation's shareholders on October 19, 2000.

         The liquidating distribution announced today distributes to shareholders a portion of the proceeds received by the Corporation from the sale of its brewing and equipment leasing businesses, after making provision for taxes and reserves for contingent liabilities and post-closing obligations related to those transactions. "We expect to make additional liquidating distributions as the contingent liabilities and post-closing obligations are discharged and the Corporation receives payment from High Falls Brewing Company on the promissory notes that financed a portion of the brewing business sale," said Mark W. Leunig, Senior Vice President and Chief Administrative Officer of the Corporation. Other factors that will affect the amount and timing of additional liquidating distributions include the amount that will ultimately be realized from and the timing of the sale of the Corporation's foods business and other assets, which will depend on the terms of the transactions in which those assets are sold; the payment or provision for the payment of debts, expenses, taxes and other liabilities of the Corporation; and the timing and cost of liquidating and winding up the Corporation's business and affairs.



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NOTE:  Statements made in this news release  regarding the payment of additional liquidating distributions are forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties, and there can be no assurance that the expectations reflected in those statements will be realized or achieved. Such risks and uncertainties include, without limitation, the risk of default by High Falls Brewing Company on its payment and other obligations under the promissory notes held by the Corporation; risks associated with continued ownership and operation of the foods business; the possibility of delay in finding buyers and completing the divestiture of the foods business and
other  assets  of  the   Corporation;   possible   contingent   liabilities  and
post-closing indemnification and other obligations arising from the sale of the Corporation's brewing and equipment leasing businesses; and risks associated with the liquidation and dissolution of the Corporation, including without limitation, settlement of the Corporation's liabilities and obligations, costs
incurred  in  connection   with  carrying  out  the  plan  of  liquidation   and
dissolution, the amount of income earned on the Corporation's cash and cash equivalents and short-term investments during the liquidation period, and the actual timing of liquidating distributions.

Copies of Genesee Corporation news releases are available free of charge by calling PRNewswire's Company News On Call at 800-758-5804, Extension 352775, or on the Internet at http;//www.prnewswire.com/cno



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